Exhibit 10.1

EXECUTION VERSION

CERTAIN CONFIDENTIAL INFORMATION (MARKED BY BRACKETS AS “[***]”)
HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT
MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT
TREATS AS PRIVATE OR CONFIDENTIAL.

INVESTOR RIGHTS AGREEMENT

This Investor Rights Agreement (this “Agreement”) is made and entered into as of April 8, 2026, by and between Vireo Growth Inc. (the “Parent”) and Good Dog Holdings LLC, a Delaware limited liability company (the “Stockholder”), in connection with the Securities Purchase Agreement, dated as of April 8, 2026 (as the same may be amended from time to time in accordance with its terms, the “Securities Purchase Agreement”) with Parent and Prolific Supply LLC, a Delaware limited liability company and a wholly owned subsidiary of Parent. Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Securities Purchase Agreement.

NOW THEREFORE IN CONSIDERATION of the mutual covenants contained in this Agreement and the Securities Purchase Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Parent and Stockholder agree as follows:

Article I
DEFINITIONS

Capitalized terms used and not otherwise defined herein that are defined in the Securities Purchase Agreement shall have the meanings given such terms in the Securities Purchase Agreement. Notwithstanding the foregoing, as used in this Agreement, the following terms shall have the following meanings:

“Controlling Person” means any holder of Registrable Securities which holder, in its sole and exclusive judgment, might be deemed to be an underwriter or a “controlling person” (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act).

“Effective Date” means the date that the Registration Statement filed pursuant to Article II, Section 1(a) is first declared effective by the SEC.

“Exchange Act” means the United States Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“FINRA” means the Financial Industry Regulatory Authority, Inc.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Principal Market” means the Trading Market on which the Subordinate Voting Shares are primarily listed on and quoted for trading, which, as of the Closing Date, shall be the Canadian Securities Exchange.

“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

“Prospectus” means the prospectus included in a Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430B promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by a Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

“Registrable Securities” means all of (i) the Vireo Shares issuable to the Stockholder pursuant to the Securities Purchase Agreement and the Warrant Agreement, and (ii) any securities issued or issuable upon any share split, dividend or other distribution, recapitalization or similar event with respect to the foregoing; provided that, the Stockholder’s Vireo Shares shall cease to be Registrable Securities upon becoming eligible for resale by the Stockholder under Rule 144 as determined by counsel to the Parent.

“Registration Statements” means any one or more registration statements of the Parent filed under the Securities Act that covers the resale of any of the Registrable Securities pursuant to the provisions of this Agreement (including, without limitation, the Initial Registration Statement, the New Registration Statement and any Remainder Registration Statements), amendments and supplements to such Registration Statements, including post-effective amendments, all exhibits and all material incorporated by reference or deemed to be incorporated by reference in such Registration Statements.

“Restricted Periods” means the restricted periods set out in the Lock-Up Letter during which time the Vireo Shares will not be transferable by the Stockholder without the prior written consent of the Parent.

“Rule 144” means Rule 144 promulgated by the SEC pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC having substantially the same effect as such Rule.

“Rule 415” means Rule 415 promulgated by the SEC pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC having substantially the same effect as such Rule.

“Rule 424” means Rule 424 promulgated by the SEC pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC having substantially the same effect as such Rule.

“SEC” means the United States Securities and Exchange Commission.

“SEC Guidance” means (i) any publicly available written or oral guidance, comments, requirements or requests of the SEC staff and (ii) the Securities Act.

“Securities Act” means the United States Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Selling Stockholder Questionnaire” means a questionnaire related to the registration of the Vireo Shares in a form provided by the Parent to the Stockholder.

“Subordinate Voting Shares” means the Subordinate Voting Shares in the authorized share structure of the Parent and any securities into which such Subordinate Voting Shares may hereinafter be reclassified.

“Trading Day” means (i) a day on which the Subordinate Voting Shares are listed or quoted and traded on its Principal Market, or (ii) if the Subordinate Voting Shares are not listed on its Principal Market, a day on which the Subordinate Voting Shares are traded on a Trading Market, or (iii) if the Subordinate Voting Shares are not listed on any Trading Market, a day on which the Subordinate Voting Shares are quoted on the OTCQX, OTCQB or Pink Market over-the-counter markets; provided that in the event that the Subordinate Voting Shares are not listed or quoted as set forth in (i), (ii) and (iii) hereof, then Trading Day shall mean a Business Day.

“Trading Market” means whichever of the Canadian Securities Exchange, the Toronto Stock Exchange, the TSX Venture Exchange, the New York Stock Exchange, the NYSE American, the NASDAQ Global Select Market, the NASDAQ Global Market, the NASDAQ Capital Market, or other stock exchange on which the Subordinate Voting Shares are listed or quoted for trading on the date in question.

“Vireo Shares” means the Subordinate Voting Shares issued to the Stockholder pursuant to the Securities Purchase Agreement or issuable pursuant to the Warrant Agreement.

Article II
REGISTRATION RIGHTS

1.            Registration.

(a)            Promptly following the expiration of the first Restricted Period and if Rule 144 is or becomes unavailable for resale of the Vireo Shares (taking into account the required holding period under Rule 144), and subject to receipt of the Selling Stockholder Questionnaire as set forth in Section 1(c), the Parent shall prepare and file with the SEC a Registration Statement covering the resale of all of the Registrable Securities for an offering to be made on a continuous basis pursuant to Rule 415 or, if Rule 415 is not available for offers and sales of the Registrable Securities, by such other means of distribution of Registrable Securities as the Parent may reasonably determine (the “Initial Registration Statement”); provided that (1) in the event that the Parent becomes aware prior to the expiration of the Restricted Period that the Stockholder would not qualify under Rule 144 to be able to sell the Stockholder’s Registrable Securities being released from lock-up as of or immediately following the expiration of the first Restricted Period, the Parent will use commercially reasonable efforts to prepare and file an Initial Registration Statement prior to the end of the first Restricted Period and (2) if the Parent has not filed an Initial Registration Statement by within 270 days immediately following the Closing (as defined in the Securities Purchase Agreement), then if the Stockholder provides a written demand to the Parent within three (3) months following the end of such 270-day period, then the Parent will use reasonable best efforts to prepare and file an Initial Registration Statement. The Parent’s obligation to file a Registration Statement pursuant to this Agreement applies only if and when the Vireo Shares are determined to not be eligible to be resold pursuant to Rule 144 (without volume limitations) under the Securities Act (taking into account the required holding period under Rule 144). The Initial Registration Statement shall be on Form S-3, or such other form the Parent is eligible to use at that time. Notwithstanding the registration obligations set forth in this Section  1 of Article II, in the event the SEC informs the Parent that all of the Registrable Securities cannot, as a result of the application of Rule 415, be registered for resale as a secondary offering on a single registration statement, the Parent agrees to promptly (i) inform the Stockholder thereof via electronic mail at the address noted herein or any supplement thereto (if any) received by the Parent and use its commercially reasonable efforts to file amendments to the Initial Registration Statement as required by the SEC and/or (ii) withdraw the Initial Registration Statement and file a new registration statement (a “New Registration Statement”), in either case covering the maximum number of Registrable Securities permitted to be registered by the SEC, on Form S-3 or such other form available to the Parent to register for resale the Registrable Securities as a secondary offering. Notwithstanding any other provision of this Agreement, if any SEC Guidance sets forth a limitation of the number of Registrable Securities permitted to be registered on a particular Registration Statement as a secondary offering, the number of Registrable Securities shall be reduced accordingly. In the event the Parent amends the Initial Registration Statement or files a New Registration Statement, as the case may be, under clauses (i) or (ii) above, the Parent will use its commercially reasonable efforts to file with the SEC, as promptly as allowed by SEC or SEC Guidance provided to the Parent or to registrants of securities in general, one or more registration statements on Form S-3 or such other form available to the Parent to register for resale those Registrable Securities that were not registered for resale on the Initial Registration Statement, as amended, or the New Registration Statement (the “Remainder Registration Statements”). The Stockholder shall not be named as an “underwriter” in any Registration Statement without the Stockholder’s prior written consent.

(b)            The Parent shall use its commercially reasonable efforts to cause each Registration Statement to be declared effective by the SEC as soon as practicable following the filing of such Registration Statement and, with respect to the Initial Registration Statement or the New Registration Statement, as applicable, shall use its commercially reasonable efforts to keep each Registration Statement continuously effective under the Securities Act until two years following the expiration of the last Restricted Period (or, if sooner, the time when the Stockholder has sold or otherwise no longer holds any Registrable Securities or may sell the Registrable Securities pursuant to Rule 144) (the “Effectiveness Period”). The Parent shall request effectiveness of a Registration Statement following market close on a Trading Day. The Parent shall promptly notify the Stockholder via electronic mail at the address noted herein or any supplement thereto (if any) received by the Parent of the effectiveness of a Registration Statement. If necessary, the Parent shall promptly, following the Effective Date, file a final Prospectus with the SEC, in accordance with Rule 424(b).

(c)            The Stockholder agrees to furnish to the Parent a completed Selling Stockholder Questionnaire as set forth herein. At least ten Trading Days prior to the first anticipated filing date of a Registration Statement for any registration under this Agreement, the Parent will notify the Stockholder of the information the Parent requires from the Stockholder including the information contained in the Selling Stockholder Questionnaire, which shall be completed and delivered to the Parent promptly upon request and, in any event, within five Trading Days prior to the applicable anticipated filing date. The Stockholder further agrees that it shall not be entitled to be named as a selling securityholder in the Registration Statement or use the Prospectus for offers and resales of Registrable Securities at any time, unless the Stockholder has returned to the Parent a completed and signed Selling Stockholder Questionnaire and a response to any requests for further information as described in the previous sentence. If the Stockholder returns a Selling Stockholder Questionnaire or a request for further information, in either case, after the deadline, the Parent shall use its commercially reasonable efforts to take such actions as are required to name the Stockholder as a selling security holder in the Registration Statement or any pre-effective or post-effective amendment thereto and to include (to the extent not theretofore included) in the Registration Statement the Registrable Securities identified in such late Selling Stockholder Questionnaire or request for further information. The Stockholder acknowledges and agrees that the information in the Selling Stockholder Questionnaire or request for further information as described in this Section 1(c) of Article II will be used by the Parent in the preparation of the Registration Statement and hereby consents to the inclusion of such information in the Registration Statement.

2.            Piggyback Registration.

(a)            Following the expiration of the applicable Restricted Period with respect to the applicable Vireo Shares, and if an Initial Registration Statement, New Registration Statement and/or Remainder Registration Statement is or are not filed and effective covering the resale of the applicable Vireo Shares, whenever the Parent proposes to register the offer and sale of any Subordinate Voting Shares under the Securities Act (other than (i) pursuant to a registration statement on Form S-8 (or other registration solely relating to an offering or sale to employees or directors of the Parent pursuant to any employee stock plan or other employee benefit arrangement), (ii) pursuant to a registration statement on Form S-4 (or similar form that relates to a transaction subject to Rule 145 under the Securities Act or any successor rule thereto), or (iii) pursuant to a registration statement filed in connection with any dividend or distribution reinvestment or similar plan), whether for its own account or for the account of one or more stockholders of the Parent and the form of Registration Statement (a “Piggyback Registration Statement”) to be used may be used for any registration of Registrable Securities (a “Piggyback Registration”), the Parent shall give prompt written notice (in any event no later than fifteen days prior to the filing of such registration statement) to the Stockholder of its intention to effect such a registration and, subject to Section 2(b) and Section 2(c) of this Article II, shall include in such registration all Registrable Securities that are not then subject to a Restricted Period with respect to which the Parent has received written requests for inclusion from the Stockholder within ten days after the Parent’s notice has been sent to the Stockholder. If any Piggyback Registration Statement for the purpose of registering the offer and sale of Registrable Securities is a Registration Statement on Form S-3 or the then appropriate form for an offering to be made on a delayed or continuous basis pursuant to Rule 415 under the Securities Act or any successor rule thereto (a “Piggyback Shelf Registration Statement”), the Stockholder shall have the right, but not the obligation, to be notified of and to participate in any offering under such Piggyback Shelf Registration Statement (a “Piggyback Shelf Takedown”).

(b)            If a Piggyback Registration or Piggyback Shelf Takedown is initiated as a primary underwritten offering on behalf of the Parent and the managing underwriter advises the Parent and the Stockholder (to the extent such Registrable Securities are not then subject to a Restricted Period and the Stockholder has elected to include such Registrable Securities in such Piggyback Registration or Piggyback Shelf Takedown) in writing that in its reasonable and good faith opinion the number of Subordinate Voting Shares proposed to be included in such registration or takedown, including all Registrable Securities that are not then subject to a Restricted Period and all other Subordinate Voting Shares proposed to be included in such underwritten offering, exceeds the number of Subordinate Voting Shares which can be sold in such offering and/or that the number of Subordinate Voting Shares proposed to be included in any such registration or takedown would adversely affect the price per share of the Subordinate Voting Shares to be sold in such offering, the Parent shall include in such registration or takedown (i) first, the Subordinate Voting Shares that the Parent proposes to sell; and (ii) second, the Vireo Shares requested to be included therein by the Stockholder with respect to Registrable Securities that are not then subject to a Restricted Period and holders of Subordinate Voting Shares other than holders of Registrable Securities that are not then subject to a Restricted Period, allocated pro rata among all such holders on the basis of the number of Registrable Securities and the number of Subordinate Voting Shares other than Registrable Securities that are not then subject to a Restricted Period (on a fully diluted, as converted basis), as applicable, owned by all such holders or in such manner as they may otherwise agree.

(c)            If a Piggyback Registration or Piggyback Shelf Takedown is initiated as an underwritten offering on behalf of a holder of Subordinate Voting Shares other than Registrable Securities, and the managing underwriter advises the Parent in writing that in its reasonable and good faith opinion the number of Subordinate Voting Shares proposed to be included in such registration or takedown, including all Registrable Securities that are not then subject to a Restricted Period and all other Subordinate Voting Shares proposed to be included in such underwritten offering, exceeds the number of Subordinate Voting Shares which can be sold in such offering and/or that the number of Subordinate Voting Shares proposed to be included in any such registration or takedown would adversely affect the price per share of the Subordinate Voting Shares to be sold in such offering, the Parent shall include in such registration or takedown (i) first, the Subordinate Voting Shares requested to be included therein by the holder(s) requesting such registration or takedown; and (ii) second, the Registrable Securities that are not then subject to a Restricted Period requested by the Stockholder with respect to Registrable Securities that are not then subject to a Restricted Period and the Subordinate Voting Shares requested to be included therein by other holders of Subordinate Voting Shares, allocated pro rata among all such holders on the basis of the number of Subordinate Voting Shares other than the Registrable Securities that are not then subject to a Restricted Period (on a fully diluted, as converted basis) and the number of Registrable Securities that are not then subject to a Restricted Period, as applicable, owned by all such holders or in such manner as they may otherwise agree.

(d)            If any Piggyback Registration or Piggyback Shelf Takedown is initiated as a primary underwritten offering on behalf of the Parent, the Parent shall select the investment banking firm or firms to act as the managing underwriter or underwriters in connection with such offering.

3.            Registration Procedures

In connection with the Parent’s registration obligations hereunder:

(a)            The Parent shall, not less than five Trading Days prior to the filing of each Registration Statement and not less than two Trading Days prior to the filing of any amendment or supplement thereto, (i) furnish to the Stockholder via electronic mail address at the address herein or any supplement thereto (if any) received by the Parent copies of such Registration Statement or amendment or supplement thereto, as proposed to be filed, which documents will be subject to the review of the Stockholder with respect to information that pertains to the Stockholder as “Selling Stockholder” or the “Plan of Distribution” (it being acknowledged and agreed that if the Stockholder does not object to the aforementioned documents within such five Trading Day or two Trading Day period, as the case may be, then the Stockholder shall be deemed to have consented to and approved the use of such documents) and (ii) use commercially reasonable efforts to cause its officers and directors, counsel and independent registered public accountants to respond to such inquiries as shall be necessary, in the reasonable opinion of counsel to the Parent, to conduct a reasonable investigation within the meaning of the Securities Act. The Parent shall consider in good faith the Stockholder’s reasonable objections to the form of any Registration Statement or amendment or supplement thereto; provided that, the Parent is notified of such objection in writing within the five Trading Day or two Trading Day period described above, as applicable.

(b)            (i) The Parent shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements, to each Registration Statement and the Prospectus used in connection therewith as may be necessary to keep such Registration Statement continuously effective as to the applicable Registrable Securities for its Effectiveness Period; (ii) the Parent shall cause the related Prospectus to be amended or supplemented by any required Prospectus supplement (subject to the terms of this Agreement), and, as so supplemented or amended, to be filed pursuant to Rule 424; (iii) the Parent shall respond as promptly as reasonably practicable to any comments received from the SEC with respect to each Registration Statement or any amendment thereto and, as promptly as reasonably practicable, provide the Stockholder true and complete copies of all correspondence from and to the SEC relating to such Registration Statement solely to the extent that such correspondence pertains to the Stockholder as “Selling Stockholder” but shall not be required to provide any comments or other correspondence that would result in the disclosure to the Stockholder of material non-public information concerning the Parent; and (iv) the Parent shall comply with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by a Registration Statement until such time as all of such Registrable Securities shall have been disposed of (subject to the terms of this Agreement) in accordance with the intended methods of disposition by the Stockholder thereof as set forth in such Registration Statement as so amended or in such Prospectus as so supplemented; provided, however, that the Stockholder shall be responsible for the delivery of the Prospectus to the Persons to whom the Stockholder sells any of the Registrable Securities (including in accordance with Rule 172 under the Securities Act), and the Stockholder agrees to dispose of Registrable Securities in compliance with the “Plan of Distribution” described in the Registration Statement and otherwise in compliance with applicable federal and state securities laws.

(c)            The Parent shall notify the Stockholder (which notice shall, pursuant to clauses (iii) through (vi) hereof, be accompanied by an instruction to suspend, subject to the limitations on suspension set forth in Section 6(c), the use of the Prospectus until the requisite changes have been made) as promptly as reasonably practicable (and, in the case of (i)(A) below, not less than three Trading Days prior to such filing) and (if requested by any such Person) confirm such notice in writing no later than one Trading Day following the day: (i)(A) when a Prospectus or any Prospectus supplement or post-effective amendment to a Registration Statement is proposed to be filed; (B) when the SEC notifies the Parent whether there will be a “review” of such Registration Statement and whenever the SEC comments in writing on any Registration Statement (in which case the Parent shall provide the Stockholder true and complete copies of all comments that pertain to the Stockholder as a “Selling Stockholder” or to the “Plan of Distribution” and all written responses thereto, but not information that the Parent believes would constitute material non-public information); and (C) with respect to each Registration Statement or any post-effective amendment, when the same has become effective; (ii) of any request by the SEC or any other federal or state governmental authority for amendments or supplements to a Registration Statement or Prospectus or for additional information that pertains to the Stockholder as “Selling Stockholder” or the “Plan of Distribution”; (iii) of the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of a Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceeding for that purpose; (iv) of the receipt by the Parent of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose; (v) of the occurrence of any event or passage of time that makes the financial statements included in a Registration Statement ineligible for inclusion therein or any statement made in such Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to such Registration Statement, Prospectus or other documents so that, in the case of such Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus, form of prospectus or supplement thereto, in light of the circumstances under which they were made), not misleading; and (vi) of the occurrence or existence of any pending corporate development with respect to the Parent that the Parent believes may be material and that, in the determination of the Parent, makes it not in the best interest of the Parent to allow continued availability of a Registration Statement or Prospectus; provided that the Parent shall not disclose the content of any of any material non-public information to the Stockholder.

(d)            The Parent shall use commercially reasonable efforts to avoid the issuance of, or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of a Registration Statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, as soon as practicable.

(e)            The Parent shall, if requested by the Stockholder, furnish to the Stockholder, without charge, at least one conformed copy of each Registration Statement and each amendment thereto and all exhibits to the extent requested by such Person (including those previously furnished or incorporated by reference) promptly after the filing of such documents with the SEC; provided that the Parent shall have no obligation to provide any document pursuant to this clause that is available on the SEC’s EDGAR system.

(f)            The Parent shall, prior to any resale of Registrable Securities by the Stockholder, use its commercially reasonable efforts to register or qualify or cooperate with the Stockholder in connection with the registration or qualification (or exemption from the registration or qualification) of such Registrable Securities for the resale by the Stockholder under the securities or Blue Sky laws of such jurisdictions within the United States as the Stockholder reasonably requests in writing, to keep each registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do any and all other acts or things reasonably necessary to enable the disposition in such jurisdictions of the Registrable Securities covered by each Registration Statement; provided that the Parent shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified, subject the Parent to any tax in any such jurisdiction where it is not then so subject or file a general consent to service of process in any such jurisdiction.

(g)            If requested by the Stockholder, the Parent shall cooperate with the Stockholder to facilitate the timely preparation and delivery of certificates or other evidence representing Registrable Securities to be delivered to a transferee pursuant to the Registration Statement, which certificates or other evidence shall be free, to the extent permitted by the Securities Purchase Agreement, the Warrant Agreement, the Lock-Up Letter and under law, of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as the Stockholder may reasonably request.

(h)            The Parent shall, following the occurrence of any event contemplated by Section 3(c) of this Article II, as promptly as reasonably practicable (taking into account the Parent’s good faith assessment of any adverse consequences to the Parent and its shareholders of the premature disclosure of such event), prepare and file a supplement or amendment, including a post-effective amendment, to the affected Registration Statements or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, no Registration Statement nor any Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus, form of prospectus or supplement thereto, in light of the circumstances under which they were made), not misleading.

(i)            The Parent may require the Stockholder to furnish to the Parent a certified statement as to (i) the number of Subordinate Voting Shares beneficially owned by the Stockholder and any of its Affiliates (including for purposes hereof, Scotts and its Affiliates), (ii) any FINRA affiliations, (iii) any natural persons who have the power to vote or dispose of the Subordinate Voting Shares and (iv) any other information as may be requested by the SEC, FINRA or any state securities commission.

(j)            The Parent agrees to promptly deliver to the Stockholder, without charge, a reasonable number of copies of each Prospectus or Prospectuses (including each form of prospectus) and each amendment or supplement thereto. The Parent hereby consents to the use of such Prospectus and each amendment or supplement thereto by the Stockholder in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto. The Stockholder agrees to sell its shares in the manner described in the applicable Registration Statement under the section “Plan of Distribution.”

(k)            If requested by the Stockholder, the Parent shall (i) promptly incorporate in a Prospectus supplement or post-effective amendment to the Registration Statement such material information as the Parent reasonably agrees should be included therein and (ii) make all required filings of such Prospectus supplement or such post-effective amendment as soon as reasonably practicable after the Parent has received notification of the matters to be incorporated in such Prospectus supplement or post-effective amendment.

(l)            The Parent shall otherwise use commercially reasonable efforts to comply with all applicable rules and regulations of the SEC under the Securities Act and the Exchange Act, including Rule 172, notify the Stockholder promptly if the Parent no longer satisfies the conditions of Rule 172 and take such other actions as may be reasonably necessary to facilitate the registration of the Registrable Securities hereunder.

4.            Registration Expenses. All fees and expenses incident to the Parent’s performance of or compliance with its obligations under this Agreement (excluding (x) any brokerage fees or commissions and (y) all legal fees and expenses of legal counsel for the Stockholder) shall be borne by the Parent whether or not any Registrable Securities are sold pursuant to a Registration Statement. The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses) (A) with respect to filings required to be made with any Trading Market on which the Subordinate Voting Shares are then listed for trading, and (B) with respect to compliance with applicable state securities or Blue Sky laws (including, without limitation, fees and disbursements of counsel for the Parent in connection with Blue Sky qualifications or exemptions of the Registrable Securities and determination of the eligibility of the Registrable Securities for investment under the laws of such U.S. jurisdictions as reasonably requested by the Stockholder), (ii) printing expenses, (iii) fees and disbursements of counsel for the Parent, and (iv) fees and expenses of all other Persons retained by the Parent in connection with the consummation of the transactions contemplated by this Agreement. In addition, the Parent shall be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit and the fees and expenses incurred in connection with the listing of the Registrable Securities on any Exchange as required hereunder. In no event shall the Parent be responsible for any underwriting, broker or similar fees or commissions of the Stockholder or, except to the extent provided for herein, any legal fees or other costs of the Stockholder.

5.            Indemnification.

(a)            Indemnification by the Parent. The Parent shall indemnify, defend and hold harmless the Stockholder, the officers, directors, agents, partners, members, managers, shareholders, Affiliates and employees of each of them, each Person who controls the Stockholder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, partners, members, managers, shareholders, agents and employees of each such Controlling Person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable costs of investigation and reasonable attorneys’ fees) and expenses (collectively, “Losses”), as incurred, that arise out of or are based upon (i) any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any Prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, or (ii) any violation or alleged violation by the Parent of the Securities Act, Exchange Act or any state securities law or any rule or regulation thereunder, in connection with the performance of its obligations under this Agreement; and shall reimburse such Persons for any legal or other expenses reasonably incurred by any of them in connection with investigating or defending any such loss, claim, action, damage, liability, except to the extent, but only to the extent, that (A) such untrue statements, omissions or alleged omissions are based solely upon information regarding the Stockholder (or Scotts or its Affiliates, if applicable) furnished in writing to the Parent by the Stockholder (or Scotts or its Affiliates, as the case may be) expressly for use therein, or to the extent that such information relates to the Stockholder (or Scotts or its Affiliates) or the Stockholder’s proposed method of distribution of Registrable Securities and was reviewed and approved in writing by the Stockholder expressly for use in the Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto or (B) in the case of an occurrence of an event of the type specified in Article II, Section  3(c)(iii)-(vi), related to the use by the Stockholder of an outdated or defective Prospectus after the Parent has notified the Stockholder in writing that the Prospectus is outdated or defective and prior to the receipt by the Stockholder of the Advice contemplated and defined in Article V, Section 3 below, but only if and to the extent that following the receipt of the Advice the misstatement or omission giving rise to such Loss would have been corrected or (C) to the extent that any such Losses arise out of the Stockholder’s (or any other indemnified Person’s) failure to send or give a copy of the Prospectus or supplement (as then amended or supplemented), if required, pursuant to Rule 172 under the Securities Act (or any successor rule) to the Persons asserting an untrue statement or omission at or prior to the written confirmation of the sale of Registrable Securities to such Person if such statement or omission was corrected in such Prospectus or supplement. The indemnification provided for under this Article II, Section 5(a) shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Party or any officer, director or Controlling Person of such Indemnified Party and shall survive the transfer of the Registrable Securities by the Stockholder pursuant to Article V, Section 7. The indemnity set forth in this Article II, Section 5(a) shall be in addition to any liability the Parent may otherwise have.

(b)            Indemnification by Stockholder. The Stockholder shall indemnify and hold harmless the Parent, its directors, officers, agents and employees, each Person who controls the Parent (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such Controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses, as incurred, arising out of or are based solely upon any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any Prospectus, or any form of prospectus, or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus, or any form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading (i) to the extent that such untrue or alleged untrue statements or omissions or alleged omissions are based solely upon information regarding the Stockholder (or Scotts or its Affiliates) furnished in writing to the Parent by the Stockholder (or Scotts or its Affiliates) expressly for use therein or (ii) in the case of an occurrence of an event of the type specified in Article II, Section 3(c)(iii)-(vi), to the extent related to the use by the Stockholder of an outdated or defective Prospectus after the Parent has notified the Stockholder in writing that the Prospectus is outdated or defective and prior to the receipt by the Stockholder of the Advice contemplated in Article V, Section 3, but only if and to the extent that following the receipt of the Advice the misstatement or omission giving rise to such Loss would have been corrected. In no event shall the liability of the Stockholder hereunder be greater in amount than the dollar amount of the net proceeds received by the Stockholder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

(c)            Conduct of Indemnification Proceedings. If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an “Indemnified Party”), such Indemnified Party shall promptly notify the Person from whom indemnity is sought (the “Indemnifying Party”) in writing, and the Indemnifying Party shall have the right to assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all reasonable and documented fees and expenses incurred in connection with defense thereof; provided that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have materially and adversely prejudiced the Indemnifying Party.

An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless: (1) the Indemnifying Party has agreed in writing to pay such fees and expenses; (2) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (3) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that a conflict of interest exists if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and such counsel shall be at the expense of the Indemnifying Party); provided that the Indemnifying Party shall not be liable for the fees and expenses of more than one separate firm of attorneys at any time for all Indemnified Parties. The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld, delayed or conditioned. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.

Subject to the terms of this Agreement, all fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Article II, Section 5) shall be paid to the Indemnified Party, as incurred, within 20 Trading Days of written notice thereof to the Indemnifying Party; provided that the Indemnified Party shall promptly reimburse the Indemnifying Party for that portion of such fees and expenses applicable to such actions for which such Indemnified Party is finally judicially determined to not be entitled to indemnification hereunder. The failure to deliver written notice to the Indemnifying Party within a reasonable time of the commencement of any such action shall not relieve such Indemnifying Party of any liability to the Indemnified Party under this Article II, Section 5, except to the extent that the Indemnifying Party is materially and adversely prejudiced in its ability to defend such action.

6.            Rule 144 Compliance. With a view to making available to the Stockholder the benefits of Rule 144 and any other rule or regulation of the SEC that may at any time permit a holder to sell securities of the Parent to the public without registration, the Parent shall:

(a)            use commercially reasonable efforts to make and keep public information available, as those terms are understood and defined in Rule 144, at all times after the date hereof;

(b)            use reasonable best efforts to file with the SEC in a timely manner all reports and other documents required of the Parent under the Securities Act and the Exchange Act, at any time after the date hereof; and

(c)            furnish to the Stockholder so long as the Stockholder owns Registrable Securities, promptly upon request, a written statement by the Parent as to its compliance with the reporting requirements of Rule 144 and of the Securities Act and the Exchange Act, a copy of the most recent annual or quarterly report of the Parent, and such other reports and documents so filed or furnished by the Parent as the Stockholder may reasonably request in connection with the sale of Registrable Securities without registration.

7.            Termination. The provisions of this Article II (other than Sections 4 and 5) shall terminate upon such time as the Stockholder and its Permitted Transferees no longer holds any Registrable Securities.

Article III

DIRECTOR NOMINATION AND OBSERVER RIGHTS

1.            Stockholder Director.

(a)            From time to time prior to the first date on which the Stockholder and any Permitted Transferee (including The Scotts Miracle-Gro Company, an Ohio corporation (“Scotts”)) collectively cease to hold the number of issued and outstanding Subordinate Voting Shares representing at least five percent (5%) of the Subordinate Voting Shares (the “Share Percentage”), subject to any required approvals by Parent’s stockholders or its board of directors (the “Parent Board”), and subject to compliance with applicable laws and rules, instruments and regulations of the United States, Canada, the Canadian Securities Exchange (the “CSE”) and any other exchange or exchanges upon which the Parent’s Subordinate Voting Shares are listed (collectively with the CSE, the “Exchanges”), including those related to the Parent’s articles and the Parent’s Corporate Governance Guidelines as currently in effect, and as such organizational documents and Corporate Governance Guidelines may be amended from time to time by the Parent, including, without limitation, to comply with applicable law (the “Articles and Guidelines”, and all of the foregoing, collectively the “Required Approvals”), as well as the satisfaction and continued satisfaction of the Nomination Qualifications as defined herein, the Stockholder shall be entitled to deliver a written notice to the Parent (each, a “Stockholder Director Notice”) requesting the nomination and election of one (1) individual (the “Stockholder Director”) to serve as a director of the Parent to the extent that a Stockholder Director is not currently serving on the Parent Board or nominated to serve as a director on the Parent Board at the Next Annual Meeting or a Subsequent Annual Meeting (as such terms are defined below); provided that neither Scotts (or any Subsidiary) nor the Stockholder shall have any right to determine the size of the Parent Board. Upon receipt of a Stockholder Director Notice duly delivered by the Stockholder, subject to Required Approvals and the nominee’s satisfaction of the Nomination Qualifications and execution and delivery of customary documents as required by applicable laws and the then-effective Parent Policies generally applicable to all of its directors, the Parent shall take commercially reasonable actions to cause the nomination and election of the Stockholder Director as directed by such Stockholder Director Notice as soon as reasonably practicable.

(b)            Without limiting the foregoing, the Parent Board shall take such actions as are necessary in accordance with Parent’s articles to nominate Christopher J. Hagedorn to serve as a director on the Parent Board at the next annual and/or special meeting of stockholders of the Parent (the “Next Annual Meeting”), in each case subject to Mr. Hagedorn’s satisfaction of the Nomination Qualifications and the obtaining of all Required Approvals. Parent shall use commercially reasonable efforts to cause the Next Annual Meeting to be held as soon as reasonably possible following the date hereof. Each annual meeting after the Next Annual Meeting shall be referred to herein as a “Subsequent Annual Meeting”. For the avoidance of doubt, (i) the Stockholder may only submit a Stockholder Director Notice with respect to one (1) Stockholder Director to serve on the Parent Board at any time, (ii) a determination that Mr. Hagedorn is not an independent director under applicable Exchange listing standards does not preclude Mr. Hagedorn’s satisfaction of the Nomination Qualifications and all Required Approvals, (iii) Mr. Hagedorn shall be the initial Stockholder Director following the Next Annual Meeting assuming his satisfaction of the Nomination Qualifications and all Required Approvals at (or prior to) the Next Annual Meeting are obtained, and (iv) the Stockholder may not deliver a Stockholder Director Notice to the Parent for so long as Mr. Hagedorn serves as a director on the Parent Board (unless Mr. Hagedorn is to be replaced by a different Stockholder Director nominee pursuant to Article III, Section 1(c) or at a Subsequent Annual Meeting).

(c)            The Parent agrees with the Stockholder (subject to clause 1(f) of this Article III below) that; provided that a Stockholder Director is able and willing to serve on the Parent Board and satisfies (and continues to satisfy) the Nomination Qualifications and all Required Approvals are obtained: (i) the Parent will include one (1) Stockholder Director in the Parent’s slate of nominees to stand for election as a director of the Parent Board at each Subsequent Annual Meeting, (ii) the Parent Board will recommend that the stockholders of the Parent vote to elect that Stockholder Director as a director of the Parent at each Subsequent Annual Meeting, and (iii) the Parent will use such commercially reasonable efforts (including, without limitation, with respect to the solicitation of proxies) to obtain the election of that Stockholder Director at each Subsequent Annual Meeting as are substantially the same as its efforts to obtain the election of the other director nominees of the Parent with respect to such annual meeting. If, as a result of death, disability, retirement, resignation or removal (with or without cause), there shall exist or occur any vacancy of a seat on the Parent Board previously occupied by the Stockholder Director, the Stockholder shall have the right (but be under no obligation) to designate another individual pursuant to a Stockholder Director Notice and, provided such individual complies with the Nomination Qualifications and subject to all Required Approvals, the Parent Board shall take such actions as are reasonably necessary (which, for greater certainty, shall not require Parent to then call a stockholders’ meeting) to promptly appoint such individual to the Parent Board as the Stockholder Director, to fill such vacancy and serve as a director on the Parent Board pursuant to the terms and conditions hereof, including Section 1(e) of this Article III. Notwithstanding the foregoing, if the Stockholder Director fails to satisfy the Nomination Qualifications, the Parent Board may waive such requirements on such terms as the Parent Board may approve.

(d)            Prior to the occurrence of a Termination Event, the Parent will use commercially reasonable efforts to notify (which notice may be by email) the Stockholder as to the expected date of each Subsequent Annual Meeting to be called for the purpose of electing directors to the Parent Board at least 90 days prior to the date expected for such meeting.

(e)            The Parent Board has, subject to the execution and delivery of this Agreement by all parties, satisfaction of the Nomination Qualification and obtaining any Required Approvals, agreed to nominate Mr. Hagedorn as the Stockholder Director to stand for election as a director of the Parent Board for the Next Annual Meeting. In the event that in the exercise of its fiduciary duties, the Parent Board does not approve the Stockholder Director to stand for election as a director of the Parent Board at a Subsequent Annual Meeting, then the Stockholder shall have the right to designate additional individuals pursuant to a Stockholder Director Notice until one (1) of such individuals is approved, and all Nomination Qualifications and all Required Approvals in respect of such individual are obtained; and (ii) the Stockholder will cause the Stockholder Director to provide any information the Parent reasonably requests, including information required to be disclosed in a proxy statement, proxy circular or other filing under applicable law, the rules or listing standards of the Exchanges, including all applicable independence requirements if applicable, information in connection with assessing eligibility, independence and other criteria applicable to directors or satisfying compliance or legal obligations, and to consent to appropriate background checks, to the extent, in each case, consistent with the information and background checks required by the Parent with respect to other members of the Parent Board (each of the foregoing in (i) and (ii), the “Nomination Qualifications”). For the avoidance of doubt, the Parent acknowledges and agrees that the Stockholder Director may, at the Stockholder’s discretion, be an existing director, officer, employee or consultant of the Stockholder or Scotts; provided that such Stockholder Director complies with the Nomination Qualifications.

(f)            The Parent and the Stockholder acknowledge that the Stockholder Director, upon appointment or election to the Parent Board, will be governed by the same protections and obligations regarding confidentiality, fiduciary duties, trading and disclosure policies, and other policies of the Parent that are applicable to all other directors of the Parent in their capacities as such, as currently in effect, as such policies may be amended from time to time by the Parent including, without limitation, to comply with applicable law, rules, instruments and regulations, including, without limitation, the rules and guidelines of the Exchanges (collectively, “Parent Policies”). If the Stockholder Director is appointed or elected to the Parent Board, the Stockholder agrees that the Stockholder Director will, and the Stockholder will use commercially reasonable efforts to cause the Stockholder Director to, comply with the Parent Policies.

(g)            If, at any time, the Stockholder Director that is serving on the Parent Board fails in any material respect (and, if curable, fails to cure such failure within thirty (30) days of written notice thereof) to (i) comply with the Parent Policies or (ii) meet the requirements of the Articles and Guidelines, such Stockholder Director shall, and the Stockholder shall cause the Stockholder Director to, promptly offer to resign (subject to the Parent Board’s acceptance of such offer to resign) and, if he or she does not offer to resign within five (5) Business Days following any such failure, may be suspended or removed by the Parent Board in its discretion. Upon the effective date of any such resignation or removal, as the case may be, the vacancy created by such resignation or removal may be filled by a nominee of the Stockholder made in accordance with the second-to-last sentence of Section 1(c) of this Article III.

(h)            Notwithstanding anything herein to the contrary, a failure by the Stockholder to designate a Stockholder Director at any time shall not restrict the ability of the Stockholder to designate such Stockholder Director at any time in the future.

2.            From time to time prior to the first date on which the Stockholder and its Affiliates and Scotts and its Affiliates collectively cease to hold the Share Percentage, in addition to the Stockholder’s rights with respect to the Stockholder Director set forth in Section 1 of Article III above, subject to any such Stockholder Board Observer’s execution of a customary non-disclosure agreement satisfactory to Parent, acting reasonably, the Stockholder shall be entitled to invite a single representative to attend all meetings of the Parent Board in a nonvoting observer capacity (the “Stockholder Board Observer”) and, in this respect, shall give such Stockholder Board Observer copies of all notices, minutes, consents, and other materials that it provides to the Parent Board; provided that such Stockholder Board Observer shall hold in confidence all information so provided in accordance with such non-disclosure agreement; and provided further that the Parent reserves the right to withhold any information and to exclude such Stockholder Board Observer from any meeting or portion thereof if (y) access to such information or attendance at such meeting would be reasonably likely to adversely affect the attorney-client privilege between Parent and its counsel, result in disclosure of trade secrets or highly confidential information, or create a competitive harm, or competitive disadvantage, or (z) the portion as to which such Stockholder Board Observer is excluded relates to subject matter in which the Stockholder or such Stockholder Board Observer may have a conflict of interest.

3.            Notwithstanding any provision of this Article III and Article V to the contrary, the Parent’s obligations under Section 1 and Section 2 of this Article III above, and under Article V below, shall automatically terminate, and the Stockholder shall have no rights under Section 1 or Section 2 of this Article III, or under Article V, upon the earliest of such time as: (i) the Stockholder and its Affiliates and Scotts and its Affiliates collectively cease to beneficially own, directly or indirectly, at least the Share Percentage, (ii) the Stockholder and its Affiliates and Scotts and its Affiliates collectively cease to have the exclusive right and power to vote at least the Share Percentage, (iii) the Stockholder and its Affiliates and Scotts and its Affiliates collectively cease to have the exclusive right and power to dispose of at least the Share Percentage, (iv) the Stockholder and its Affiliates and Scotts and its Affiliates collectively cease to have beneficial ownership of at least the Share Percentage, (v) the Stockholder and its Affiliates and Scotts and its Affiliates collectively cease to have aggregate economic exposure to at least the Share Percentage, or (vi) the Stockholder breaches this Agreement in any material respect (and, if curable, fails to cure such breach within thirty (30) days of written notice thereof) (the occurrence of any event described in clauses (i) through (vi) above, a “Termination Event”). In each case, if the Stockholder Director is on the Parent Board, he or she shall, within forty-eight (48) hours of the occurrence of any Termination Event, deliver his or her written resignation to the Parent Board effective immediately upon delivery (and the Stockholder Board Observer shall no longer be entitled to attend Parent Board meetings as of the date of such Termination Event), and Stockholder agrees to cause, and agrees to cause Scotts, and the Stockholder’s and Scotts’ respective Affiliates to cause, the Stockholder Director to immediately resign from the Parent Board if he or she fails to so resign if and when required pursuant to this Section 3 of this Article III, it being understood that the Parent will be entitled to treat such person’s term as a director as having ended upon, and such person’s term as a director shall for all purposes be deemed to have ended upon, the occurrence of any Termination Event.

Article IV
COMMITTEES

1.            Mergers and Acquisitions Committee Formation and Composition. As promptly as practicable following the date hereof, the Parent shall establish a strategic growth, mergers and acquisitions, or substantially similar committee of the Parent Board (the “Strategic Committee”), and, following such establishment, to the extent that Mr. Hagedorn is currently serving as the Stockholder Director, the Parent shall appoint Mr. Hagedorn as chair of such committee (subject to compliance with applicable laws and rules, instruments and regulations of the United States, Canada, and the Exchanges, the Articles and the Parent Policies). If, at any time, Mr. Hagedorn is not serving as the Stockholder Director, the Parent shall appoint the then-current Stockholder Director as a member of the Strategic Committee (subject to the Required Approvals and the Parent Policies).

2.            Purpose of the Strategic Committee. The Strategic Committee will have only such duties as the Parent Board may determine from time to time. However, the Strategic Committee shall not be entitled to any rights or information of any type with respect to the Parent except and only to the extent expressly determined by the Parent Board.

Article V
PARTICIPATION RIGHT

1.            Grant of Right; Term. From and after the Closing Date and continuing until the occurrence of a Termination Event (such period, the “Participation Period”), subject to the terms and conditions of this Article V, if the Parent proposes to issue New Securities (as defined in Section 7 below), the Parent shall provide the Stockholder with the right to purchase New Securities in such offering on the terms set forth in this Article V (the “Participation Right”).

2.            Qualified Offerings; Scope of Right. The Participation Right shall apply solely to offerings of New Securities by the Parent for cash consideration. For the avoidance of doubt, the Participation Right shall not apply to: (i) any offering or issuance of securities pursuant to employee, director or similar equity incentive plans, employee stock purchase plans, dividend reinvestment plans or similar arrangements; (ii) issuances in connection with mergers, acquisitions, joint ventures, strategic or commercial arrangements or other non-cash transactions or transactions the primary purpose of which is not offering securities for cash consideration; (iii) “at-the-market” (ATM) offerings or continuous equity programs; or (iv) any issuance of securities pursuant to the exercise, conversion or exchange of other securities.

3.            Participation Notice. In connection with any offering of New Securities during the Participation Period at a time when the Stockholder satisfies the Share Percentage, the Parent shall provide the Stockholder with written notice of such proposed offering (a “Participation Notice”) as far in advance of the anticipated pricing of such offering as is reasonably practicable under the circumstances. The Participation Notice shall specify, to the extent then known by the Parent: (i) the expected approximate aggregate amount and class of New Securities proposed to be offered by the Parent; (ii) the name of the lead underwriters or placement agents (if applicable); and (iii) as applicable, the anticipated timing of the launch and pricing of such offering and, if then known, the proposed price or pricing mechanics and the general terms upon which the Parent proposes to issue such New Securities. The Parent may amend, supplement, postpone, accelerate, terminate or otherwise change the terms, timing, size, structure or other aspects of any proposed offering of New Securities at any time and from time to time in its sole discretion, and shall have no liability to the Stockholder for exercising such discretion.

4.            Stockholder Election; Response Time. Within three (3) Business Day (or such shorter period as may be specified in the Participation Notice, to the extent reasonably required by the Parent and the underwriters or placement agents) following the Stockholder’s receipt of the Participation Notice (the “Election Period”), the Stockholder may deliver to the Parent a written notice (an “Election Notice”) stating whether the Stockholder elects to exercise its Participation Right and, if so, the maximum number of New Securities the Stockholder (on behalf of itself and/or its Affiliates, including, for purposes hereof, Scotts and its Affiliates) desires to purchase in such offering, up to the Stockholder’s Pro Rata Share (as defined in Section 8 below) of the New Securities proposed to be issued and sold by the Parent (excluding any over-allotment option, unless otherwise agreed by the Parent and the underwriters). If the Parent does not receive an Election Notice from the Stockholder within the Election Period, the Stockholder shall be deemed to have irrevocably waived its Participation Right with respect to such offering of New Securities, and the Parent and the underwriters or placement agents may proceed with such offering without any further obligation to the Stockholder under this Article V in respect of such offering.

5.            Terms; Conditions to Participation. Any purchase by the Stockholder pursuant to this Participation Right shall be on the same economic terms (including price and underwriting discounts and commissions) as apply to other purchasers participating in the applicable offering of New Securities, subject to any differences reasonably required by law or applicable regulation or by the Stockholder’s status. As a condition to exercising the Participation Right and purchasing New Securities in an offering, the Stockholder shall: (i) execute and deliver, and agree to be bound by, the same lock-up or other customary agreements, representations, warranties and covenants as are executed and delivered by other purchasers in such offering; and (ii) provide such information, representations and confirmations as the Parent or the underwriters or placement agents may reasonably request in order to comply with applicable securities laws and regulations and the requirements of any securities exchange on which the Subordinate Voting Shares are then listed.

6.            No Obligation to Consummate Offering. The Parent shall have no obligation to complete any offering of New Securities as to which a Participation Notice has been delivered and may withdraw, postpone, abandon or modify any proposed offering of New Securities at any time and from time to time in its sole discretion without any liability to the Stockholder.

7.            New Securities and Pro Rata Share. For purposes of this Article V, “New Securities” shall mean (a) Subordinate Voting Shares issued for cash by the Parent (i) in a public offering or private placement involving one or more underwriters or placement agents, or (ii) in any other bona fide capital-raising transaction for cash that the Parent reasonably and in good faith determines is similar to such a public offering or private placement and in which the Stockholder should be entitled to participate, and (b)  any securities exercisable, exchangeable or convertible into Subordinate Voting Shares that are issued for cash by the Parent in the transactions described in sub clauses (i) and (ii) of clause (a). For purposes of this Article V, the Stockholder’s “Pro Rata Share” with respect to any offering of New Securities shall mean the ratio of: (A) the number of Vireo Shares then held by the Stockholder, together with its Affiliates (including, for purposes hereof, Scotts and its Affiliates), to (B) the total number of Subordinate Voting Shares issued and outstanding, in each case determined immediately prior to the launch of the applicable offering of New Securities. The maximum number of New Securities that the Stockholder shall be entitled to purchase pursuant to this Article V in any such offering shall equal such Pro Rata Share multiplied by the aggregate number of New Securities proposed to be issued and sold by the Parent in such offering, taking into account the exercise, exchange or conversion ratio if applicable (excluding any over-allotment option, unless otherwise agreed by the Parent and the underwriters).

ARTICLE VI
MISCELLANEOUS

1.            Remedies. In the event of a breach by the Parent or by the Stockholder of any of their respective obligations under this Agreement, the Stockholder or the Parent, as the case may be, in addition to being entitled to exercise all rights granted under this Agreement, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Parent and the Stockholder agree that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agree that, in the event of any action for specific performance in respect of such breach, it shall not assert or shall waive the defense that a remedy at law would be adequate.

2.            Compliance. The Stockholder covenants and agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it (unless an exemption therefrom is available) in connection with sales of Registrable Securities pursuant to the Registration Statement and shall sell the Registrable Securities only in accordance with a method of distribution described in the Registration Statement.

3.            Discontinued Disposition. By its acquisition of Registrable Securities, the Stockholder agrees that, upon receipt of a notice from the Parent of the occurrence of any event of the kind described in Section  3(c)(iii)-(vi) of Article II, the Stockholder will forthwith discontinue disposition of such Registrable Securities under a Registration Statement until it is advised in writing (the “Advice”) by the Parent that the use of the applicable Prospectus (as it may have been supplemented or amended) may be resumed.

4.            No Inconsistent Agreements. Neither the Parent nor any of its Subsidiaries has entered, as of the date hereof, nor shall the Parent or any of its Subsidiaries, on or after the date hereof, enter into any agreement with respect to its securities, that would have the effect of impairing the rights granted to the Stockholder in this Agreement or otherwise conflicts with the provisions hereof.

5.            Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, or waived unless the same shall be in writing and signed by the Parent and the Stockholder; provided that any party may give a waiver as to itself.

6.            Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be delivered, with respect to Parent, as set forth in the Securities Purchase Agreement and, with respect to the Stockholder, at the following:

Good Dog Holdings, LLC

2 East 70th St.

New York, New York 10021

Attention: Stefan Selig

Email: [***]

7.            Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties; provided, however, the rights under this Agreement shall not be assignable if the Registrable Securities are transferred pursuant to an effective registration statement under the Securities Act or Rule 144 under the Securities Act. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement. The Parent may not assign its rights (except by merger or in connection with another entity acquiring all or substantially all of the Parent’s assets) or its obligations hereunder without the prior written consent of the Stockholder. The Stockholder may assign its respective rights and obligations hereunder, in whole or in part, without the consent of the Parent, to (i) Scotts or a controlled subsidiary thereof, (ii) Hagedorn Partnership, L.P. or a controlled subsidiary thereof, or (iii) any affiliate of the Stockholder (collectively, the “Permitted Transferees”); provided in each case that (A) the Stockholder agrees in writing with the transferee or assignee to assign such rights and related obligations under this Agreement, and for the transferee or assignee to assume such obligations, and a copy of such agreement is furnished to the Parent at least five calendar days prior to such assignment, (B) the Parent is, within a reasonable time (not to exceed ten calendar days) after such notice, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being transferred or assigned, (C) at or before the time the Parent received the written notice contemplated by clause (B) of this sentence, the transferee or assignee agrees in writing with the Parent to be bound by all of the provisions contained herein and (D) the transferee is an “accredited investor,” as that term is defined in Rule 501(a) of Regulation D under the Securities Act, and executes and delivers any certificates or other documentation required by Parent evidencing this fact to the Parent. Any attempted assignment in violation of this Section 7 of this Article V will be void. Without limiting the foregoing, upon reasonable request by Parent, and in any event no more than once per calendar quarter, (i) the Stockholder, on behalf of itself and its Affiliates, and (ii) Scotts and/or Hagedorn Partnership, L.P., on behalf of itself and its controlled subsidiaries, shall certify to Parent their respective beneficial ownership of Vireo Shares, which certification shall describe in reasonable detail the beneficial ownership of Vireo Shares held by such Person and its affiliates or controlled subsidiaries, as applicable, that beneficially own such Vireo Shares.

8.            Execution and Counterparts. This Agreement may be executed electronically (including by Docusign or similar service) and in two or more counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by e-mail, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such signature were the original thereof.

9.            Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be determined in accordance with the laws of the State of Delaware.

10.            Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their good faith reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

11.            Headings. The headings in this Agreement are for convenience only and shall not limit or otherwise affect the meaning hereof.

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IN WITNESS WHEREOF, the parties have executed this Investor Rights Agreement as of the date first written above.

Vireo Growth Inc.

By:	/s/ John Mazarakis
Name: John Mazarakis
Title: Chief Executive Officer

[Signature Page to Investor Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Investor Rights Agreement as of the date first written above.

NAME OF STOCKHOLDER

GOOD DOG HOLDINGS, LLC

By:	/s/ Stefan M. Selig
Name: Stefan M. Selig
Title: Sole Member

[Signature Page to Investor Rights Agreement]